UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2007 (May 4, 2007)

MIT HOLDING, INC.
________________________________________________________
(Exact name of registrant specified in charter)

Delaware	333-13679	20-5068091

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

37 West Fairmont Avenue, Suite 202
Savannah, Georgia 31406
__________________________________________
(Address of principal executive offices, including zip code)

(912) 925-1905
_______________________________________________
(Registrant's telephone number, including area code)

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

The disclosure set forth in Item 4.01 of the Company’s Form 8-K filed June 26, 2007 is hereby incorporated herein by reference. The letter of Malone & Bailey, P.C. is attached hereto as Exhibit 16.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

16.1 Letter of Malone & Bailey, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MIT Holding, Inc has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIT HOLDING, INC.

By:	/s/ William C. Parker
Name: William C. Parker
Title: Chief Executive Officer

Dated: July 26, 2007